Dryden California Municipal Fund—California Income Series

Dryden National Municipals Fund, Inc.

Dryden Municipal Bond Fund—Insured Series & High Income Series

Supplement dated May 1, 2008

This Supplement amends the Prospectus of each of the Funds identified below.

The table appearing in the section of the Prospectus entitled “How to Buy, Sell & Exchange Shares of the Fund—Reducing or Waiving Class A’s Initial Sales Charge—Increase the Amount of Your Investment” is hereby deleted in its entirety and the following new table is substituted:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $100,000	4.00%	4.17%	4.00%
$100,000 to $249,000	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999*	None*	None	1.00%**

*If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.

** For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and over, the dealer reallowance is 0.25%.

Fund	Prospectus Date
Dryden Municipal Bond Fund – Insured Series	June 29, 2007
Dryden Municipal Bond Fund – High Income Series	June 29, 2007
Dryden National Municipals Fund, Inc.	October 31, 2007
Dryden California Municipal Fund – California Income Series	October 31, 2007

LR00215

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